UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

Commission File Number: 0-25662
ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2013 ANADIGICS, Inc. (the” Corporation”) entered into a First Amendment to the Revolving Credit and Security Agreement between the Corporation and PNC Bank , National Association ( the “Credit Agreement”), which Amendment replaced the Minimum EBITDA Covenant in Subsection 6.5(a) of the Credit Agreement with the following covenant:

               “(a) Minimum EBITDA Covenant.   Cause to be maintained as of the end of each fiscal quarter, an EBITDA of not less than (i) negative (-) $31,500.000 for the fiscal quarter ending     December 31, 2013 tested on a trailing twelve(12) month basis, (ii)  negative (-) $26,500,000 for the fiscal quarter ending March 31, 2014 tested on a trailing  twelve (12) month basis,    (iii) negative (-) $4,000,000 for the fiscal quarter ending June 30, 2014 tested on a trailing three (3) month basis, (iv) $0.00 for the fiscal quarter ending September 30, 2014 tested on    a trailing three (3) month basis, (v) $0.00 for the fiscal quarter ending December 31, 2014 tested on a trailing six (6) month basis, (vi) $0.00 for the fiscal quarter ending March 31, 2015   tested on a trailing nine (9) month basis and (vii) $0.00 for the fiscal quarter ending June 30, 2015 and each fiscal quarter thereafter tested on a trailing twelve (12) month basis.”

The Credit Agreement, dated April 30, 2013, was filed with the Securities and Exchange Commission as Exhibit 10.11 to the Corporation’s Form 10-Q for the Quarter ended March 30, 2013.

The Amendment is filed as Exhibit 10.1 to this Report and is incorporated by reference herein, and the above description of the material terms of the Amendment is qualified in its entirety by reference to such Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1          First Amendment to Revolving Credit and Security Agreement, dated December 31, 2013, between the Corporation and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2014	ANADIGICS, Inc.
By: /s/ Terrence G. Gallagher
Name: Terrence G. Gallagher
Title: Vice President and Chief Financial Officer

Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Agreement”) is entered into as of December 31, 2013 by and among ANADIGICS, INC., a corporation organized under the laws of the State of Delaware (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a certain Revolving Credit and Security Agreement dated April 30, 2013 (as is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and the Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lenders’ continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definition is hereby added to Section 1.1 of the Loan Agreement to read as follows:

“First Amendment Closing Date”:  As of December 31, 2013.

(b)	Subsection 6.5(a) of the Loan Agreement is hereby deleted in its entirety and replaced with a new Subsection 6.5(a) to read as follows:

(a)           Minimum EBITDA Covenant.  Cause to be maintained as of the end of each fiscal quarter, an EBITDA of not less than (i) negative (-) $31,500,000 for the fiscal quarter ending December 31, 2013 tested on a trailing twelve (12) month basis, (ii) negative (-) $26,500,000 for the fiscal quarter ending March 31, 2014 tested on a trailing twelve (12) month basis, (iii) negative (-) $4,000,000 for the fiscal quarter ending June 30, 2014 tested on a trailing three (3) month basis, (iv) $0.00 for the fiscal quarter ending September 30, 2014 tested on a trailing three (3) month basis, (v) $0.00 for the fiscal quarter ending December 31, 2014 tested on a trailing six (6) month basis, (vi) $0.00 for the fiscal quarter ending March 31, 2015 tested on a trailing nine (9) months basis and (vii) $0.00 for the fiscal quarter ending June 30, 2015 and each fiscal quarter thereafter tested on a trailing twelve (12) month basis.

3)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) provide the Agent with Resolutions and Secretary Certificates of the Borrower in form and substance acceptable to the Agent which approves the modification contemplated hereby;

(C) pay to the Agent an amendment fee in the amount of $10,000;

(D) pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer via wire transfer; and

(E) pay all other fees and costs incurred by the Lenders in entering into this Agreement.

5)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

Attest:	ANADIGICS, Inc.
By: /s/ Terrence G. Gallagher	By: /s/ Ronald Michels
Name: Terrence G. Gallagher	Name: Ronald Michels
Title: Vice President and Chief Financial Officer	Title: President and Chief Executive Officer

PNC BANK NATIONAL ASSOCIATION
By: /s/ Joseph Kotusky
Name: Joseph Kotusky
Title: Vice President